UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2026

RELIANCE GLOBAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-40020	46-3390293
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Blvd. of the Americas, Suite 105 Lakewood, New Jersey	08701
(Address of Principal Executive Offices)	(Zip Code)

(732) 380-4600

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.086 per share	EZRA	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 18, 2026, the Board of Directors (the “Board”) of Reliance Global Group, Inc. (the “Company”) appointed Judah Korman as Chief Operating Officer of the Company and Zack Wilder as Chief Technology Officer of the Company, and promoted Mordy Beyman to Vice President of the Company, in each case effective June 18, 2026.

Judah Korman — Chief Operating Officer

Mr. Judah Korman, age 34, was appointed to serve as the Company’s Chief Operating Officer. Mr. Korman has more than a decade of experience founding, building and scaling consumer technology, marketplace and platform businesses, and in capital raising and investment activities across the consumer technology, logistics, life sciences and real estate sectors. Since 2024, Mr. Korman has served as Founder and Chief Executive Officer of Chatcast, a consumer media application. Since 2023, Mr. Korman has led capital-raising activities for Innervate Radiopharmaceuticals, a venture-backed biotechnology company. From 2018 to 2023, he served as Founder and Chief Investment Officer of JMK Capital, a real estate investment and development firm. From 2020 to 2023, he served as Founder and Chief Executive Officer of Famclub, a creator mini-series platform. From 2013 until its acquisition in 2020, he served as Founder of Cinch Delivery Co., a mobile logistics and delivery marketplace. Earlier in his career, from 2016 to 2018, he served as a private equity analyst at Nashone Inc.

Mr. Judah Korman is the son of Scott Korman, a member of the Company’s Board of Directors. Other than as described below under “Related Party Transaction,” there are no other family relationships between Mr. Judah Korman and any director or executive officer of the Company required to be disclosed under Item 401(d) of Regulation S-K.

Related Party Transaction. In connection with his appointment, the Company has agreed to provide compensatory arrangements to Mr. Judah Korman as described below under “Compensatory Arrangements.” Because Mr. Judah Korman is an immediate family member of Scott Korman, a director of the Company, his employment and the related compensation constitute a related party transaction for purposes of Item 404(a) of Regulation S-K. The aggregate value of Mr. Korman’s annual compensation arrangement, consisting of a base salary of $300,000 and an annual equity award having a grant-date value of $300,000, exceeds $120,000. The terms of Mr. Korman’s appointment and compensation were reviewed and approved by the disinterested members of the Board, with Scott Korman recusing himself from the deliberation and approval of the matter. In addition, Mr. Judah Korman serves as a manager of LifeSci Global Group LLC (“LifeSci Global”), a subsidiary of the Company’s EZRA International Group platform, in which the Company holds an investment and which is led by Scott Korman, a director of the Company. Mr. Judah Korman holds no equity, membership or other financial interest in LifeSci Global, receives no compensation for serving as a manager thereof, and disclaims beneficial ownership of, and any pecuniary interest in, the equity, assets and investments of LifeSci Global, including its investment in Innervate Radiopharmaceuticals.

Compensatory Arrangements. In connection with his appointment as Chief Operating Officer, the Company agreed to provide Mr. Korman with an annual base salary of $300,000 and an annual equity award having a grant-date value of $300,000, with the number of underlying shares to be determined based on the grant-date value of the Company’s common stock and the awards to be granted under, and subject to the terms of, the Company’s 2025 Equity Incentive Plan, as amended (the “2025 Plan”). As an initial tranche of such annual equity award, on June 24, 2026 the Compensation Committee of the Board granted Mr. Korman 21,941 shares of restricted Common Stock under the 2025 Plan, vesting in substantially equal installments on July 1, July 15, August 4, August 18, September 1 and September 15, 2026. As of the date of this Current Report, the Company and Mr. Korman have not entered into a written employment agreement with respect to the foregoing arrangement. If the Company and Mr. Korman enter into a written agreement in the future, the Company will file or incorporate such agreement as required and disclose its material terms.

There are no arrangements or understandings between Mr. Judah Korman and any other persons pursuant to which he was selected as an officer, other than as described above. Except as described above, there are no transactions involving Mr. Judah Korman that would require disclosure under Item 404(a) of Regulation S-K.

Zack Wilder — Chief Technology Officer

Mr. Zack Wilder, age 39, was appointed to serve as the Company’s Chief Technology Officer. Mr. Wilder is a software engineer with experience building and leading the development of consumer-facing and developer-facing software platforms in the financial technology sector. From September 2025 to June 2026, Mr. Wilder served as a Frontend Tech Lead at Capital One, a diversified financial services company, where he led the architecture and implementation of card-based authentication products and related developer tools. From April 2021 to April 2024, Mr. Wilder served as a Software Engineer at Coinbase, a cryptocurrency exchange and developer platform, where he designed and implemented frontend infrastructure for the Coinbase Developer Platform, including automated testing and metrics frameworks. From April 2024 to September 2025, Mr. Wilder was not employed on a full-time basis and devoted his time to independent software development projects. Earlier in his career, Mr. Wilder served as a Software Engineer at Blink Health, a healthcare technology company, from December 2018 to March 2020, and at Simplifeye, a healthcare software company, from April 2018 to November 2018. Mr. Wilder does not currently serve, and has not during the past five years served, as a director of any company with a class of securities registered under the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) thereof, or of any registered investment company.

Family Relationships. There are no family relationships between Mr. Wilder and any director or executive officer of the Company required to be disclosed under Item 401(d) of Regulation S-K.

Related Party Transactions. There are no transactions involving Mr. Wilder that would require disclosure under Item 404(a) of Regulation S-K.

Compensatory Arrangements. In connection with his appointment as Chief Technology Officer, the Company agreed to provide Mr. Wilder with an annual base salary of $300,000 and an annual equity award in the form of restricted Common Stock having a grant-date value of $300,000, with the number of underlying shares to be determined based on the grant-date value of the Company’s common stock and the awards to be granted under, and subject to the terms of, the 2025 Plan. No shares were granted to Mr. Wilder in the Compensation Committee’s June 24, 2026 grant described below, and the number of shares underlying, and the vesting schedule for, Mr. Wilder’s equity award remain to be determined. As of the date of this Current Report, the Company and Mr. Wilder have not entered into a written employment agreement with respect to the foregoing arrangement. If the Company and Mr. Wilder enter into a written agreement in the future, the Company will file or incorporate such agreement as required and disclose its material terms.

There are no arrangements or understandings between Mr. Wilder and any other persons pursuant to which he was selected as an officer.

Mordy Beyman — Vice President

Mr. Mordy Beyman, age 29, was promoted to serve as a Vice President of the Company. Mr. Beyman has served with the Company since September 2024, most recently as its Director of Business Development in which capacity he has focused on business development and strategic initiatives for the Company. Prior to joining the Company, Mr. Beyman devoted himself to full-time religious and academic study, attending the Mir Yeshiva in Jerusalem, Israel, and Beth Medrash Govoah in Lakewood, New Jersey, from 2019 through 2024. Mr. Beyman does not currently serve, and has not during the past five years served, as a director of any company with a class of securities registered under the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) thereof, or of any registered investment company.

Family Relationship. Mr. Mordy Beyman is the son of Ezra Beyman, the Chairman of the Board and Chief Executive Officer of the Company. Other than as described below under “Related Party Transaction,” there are no other family relationships between Mr. Mordy Beyman and any director or executive officer of the Company required to be disclosed under Item 401(d) of Regulation S-K.

Related Party Transaction. In connection with his promotion, the Company has agreed to provide compensatory arrangements to Mr. Mordy Beyman as described below under “Compensatory Arrangements.” Because Mr. Mordy Beyman is an immediate family member of Ezra Beyman, the Chairman of the Board and Chief Executive Officer of the Company, his employment and the related compensation constitute a related party transaction for purposes of Item 404(a) of Regulation S-K. The aggregate value of Mr. Mordy Beyman’s annual compensation arrangement, consisting of a base salary of $150,000 and an annual equity award having a grant-date value of $150,000, exceeds $120,000. The terms of Mr. Mordy Beyman’s promotion and compensation were reviewed and approved by the disinterested members of the Board, with Ezra Beyman recusing himself from the deliberation and approval of the matter.

Compensatory Arrangements. In connection with his promotion to Vice President, the Company agreed to provide Mr. Mordy Beyman with an annual base salary of $150,000 and an annual equity award in the form of restricted Common Stock having a grant-date value of $150,000, with the number of underlying shares to be determined based on the grant-date value of the Company’s common stock and the awards to be granted under, and subject to the terms of, the 2025 Plan. As an initial tranche of such annual equity award, on June 24, 2026 the Compensation Committee of the Board granted Mr. Mordy Beyman 7,314 shares of restricted Common Stock under the 2025 Plan, vesting in substantially equal installments on July 1, July 15, August 4, August 18, September 1 and September 15, 2026. As of the date of this Current Report, the Company and Mr. Mordy Beyman have not entered into a written employment agreement with respect to the foregoing arrangement. If the Company and Mr. Mordy Beyman enter into a written agreement in the future, the Company will file or incorporate such agreement as required and disclose its material terms.

There are no arrangements or understandings between Mr. Mordy Beyman and any other persons pursuant to which he was selected as an officer, other than as described above. Except as described above, there are no transactions involving Mr. Mordy Beyman that would require disclosure under Item 404(a) of Regulation S-K.

Compensation of Chief Executive Officer

On June 25, 2026, the Compensation Committee of the Board, comprised solely of independent directors, approved the compensation of Ezra Beyman, the Company’s Chairman and Chief Executive Officer, effective July 1, 2026. As approved, Mr. Beyman’s annual compensation consists of: (i) an annual base salary of $513,000; (ii) a target annual cash bonus of $593,000, payable in monthly installments and determined by the Compensation Committee in its discretion based on its evaluation of the performance of the Company and its business lines; (iii) a fully vested stock award having an aggregate grant-date value of $1,058,000, to be issued under the 2025 Plan, with the number of shares to be determined by reference to the closing price of the Company’s common stock on the applicable grant date; and (iv) payment by the Company of the annual premium, in the amount of $45,000, on a $1,000,000 life insurance policy on Mr. Beyman’s life, payable in monthly installments. The components of Mr. Beyman’s compensation are unchanged from those in effect during the prior year, other than the addition of the life insurance premium described in clause (iv).

The 151,575 shares of restricted Common Stock granted to Mr. Beyman on June 24, 2026, described under “Equity Grants to Directors and Officers” below, were granted as a component of, and are reflected in, the overall compensation approved by the Compensation Committee on June 25, 2026 as described above. The net remaining fully vested stock award described in clause (iii) above had not been granted as of the date of this Current Report. In approving Mr. Beyman’s compensation, the Compensation Committee reviewed and relied upon the written analysis and market benchmarking data of Meridian Compensation Partners, LLC, an independent compensation consultant engaged by the Compensation Committee, which concluded that the compensation is reasonable and within market norms. As Mr. Beyman’s compensation relates to the Company’s principal executive officer, who is also a director, it was approved by the Compensation Committee without the participation of any interested director.

Equity Grants to Directors and Officers

On June 24, 2026, the Compensation Committee of the Board approved, and the Company granted, awards of restricted shares of Common Stock under the 2025 Plan to certain of the Company’s directors, officers and employees, in consideration of services rendered to the Company, at a grant-date closing price of $3.455 per share. Each such award vests in installments on July 1, July 15, August 4, August 18, September 1 and September 15, 2026, except as otherwise noted below. The number of shares granted to, and the approximate grant-date value of the award received by, each of the Company’s directors and executive officers is set forth in the following table:

Name	Position	Shares Granted	Approximate Grant-Date Value
Ezra Beyman	Chairman and Chief Executive Officer	151,575	$523,691
Joel Markovits	Chief Financial Officer	23,039	$79,600
Yaakov Beyman	Executive Vice President, Insurance Division	20,113	$69,490
Judah Korman	Chief Operating Officer	21,941	$75,806
Mordy Beyman	Vice President	7,314	$25,270
Scott Korman	Director	7,168	$24,765
Ben Fruchtzweig	Director	7,168	$24,765
Sheldon Brickman	Director	7,168	$24,765
Alex Blumenfrucht	Director	7,168	$24,765

The shares granted to Mr. Scott Korman vested in full on July 1, 2026. The grants to Mr. Judah Korman and Mr. Mordy Beyman represent the initial tranches of the annual equity awards described above under their respective biographies. The Compensation Committee, which is composed solely of independent directors (Messrs. Fruchtzweig, Brickman and Blumenfrucht), approved the foregoing grants. Because each of Ezra Beyman, Yaakov Beyman, Mordy Beyman and Judah Korman is an executive officer who is an immediate family member of the Chairman and Chief Executive Officer or of a director, and because Scott Korman is a director, the equity awards to such persons constitute related party transactions for purposes of Item 404(a) of Regulation S-K. The Company also granted restricted shares of Common Stock under the 2025 Plan on June 24, 2026 to certain non-executive employees, which grants are not required to be, and are not, separately disclosed herein.

Item 7.01 Regulation FD Disclosure.

On June 22, 2026, the Company issued a press release announcing the leadership appointments described in Item 5.02 above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth under this Item 7.01, including Exhibit 99.1, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Reliance Global Group, Inc., dated June 22, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANCE GLOBAL GROUP, INC.

Date: June 25, 2026

	By:	/s/ Ezra Beyman
	Name:	Ezra Beyman
	Title:	Chief Executive Officer